                                                                   Exhibit 10.34

                              [VIRAGE LOGIC LOGO]



                            VIRAGE LOGIC CORPORATION
                                FY2003 EXECUTIVE
                           VARIABLE INCENTIVE PAY PLAN
















































The symbol "[***]" is used to indicate that a portion of the exhibit has been omitted and filed separately with the commission. Confidential treatment has been requested with respect to the omitted portions.

                                TABLE OF CONTENTS

SECTION 1:  POLICIES & PRACTICES..................................................3

    Purpose.......................................................................3
    Previous Plans................................................................3
    Eligibility Scope.............................................................3
    Enrollment....................................................................4
    New Hires.....................................................................4
    Internal Transfers............................................................4
    Promotion Outside Focal.......................................................4
    Plan Metrics..................................................................4
    Plan Changes..................................................................4
    Reorganizations...............................................................4
    Payment Cycles................................................................4
    VIP Calculations..............................................................5
    Terminations- Voluntary and Involuntary.......................................5
    Leaves of Absence-Medical/Family/Personal/Sabbatical..........................5
    Communication.................................................................5
    Exceptions....................................................................6
    Plan Amendments...............................................................6

SECTION 2:  VARIABLE INCENTIVE PAY PLANS..........................................7

    Virage Logic Corporate Executive Pay Plan.....................................7
    Appendix "A"         VIP Enrollment Sheet....................................10
    Change Record - Exec VIP Plans...............................................11




FY2003 Exec VIP Plan                                                      Page 2
                                                                         Rev 4.0
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Section 1:  Policies & Practices

PURPOSE

      To enhance shareholder value by promoting strong linkages between employee contributions and company performance.

      To provide a variable pay plan that directly supports the achievement of company annual business objectives.

PREVIOUS PLANS

      Virage Logic Variable Incentive Pay Plan in effect prior to the FY2003 plan does not apply to results achieved in FY2003.

ELIGIBILITY SCOPE

      The following exempt job types with pay grades equal to or higher than E06 with managing positions are eligible to participate in the FY2003 Virage Logic Variable Incentive Pay Plan:

      E09 President, VP's
      E08 Directors
      E07 Managers

      E06 Employees with managing positions


      Participants may NOT be enrolled in more than one plan at a time.

      Participants must be employed as of the plan payout date with a performance rating of New in Job, Consistently Meets Peer Performance, or Consistently Exceeds Peer Performance to be eligible for payout. Employees on Performance Improvement Plans as of the plan payout date are not eligible for VIP payout.

      -     State and Federal taxes are withheld at the supplemental rate

      -     401(k) contributions are deducted, if applicable.



FY2003 Exec VIP Plan                                                      Page 3
                                                                         Rev 4.0
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ENROLLMENT

      Annual enrollment is completed at the beginning of the Fiscal Plan year. If there is no enrollment sheet on file with Corporate Compensation by December 31, 2002 for the FY2003 plan, no portion of the variable component will be paid for FY2003 performance.

      All new VIP participants as of the Focal will be enrolled effective October 2002. An enrollment sheet for new participants must be completed and forwarded to compensation within 30 days of the Focal effective date.

      Any increase in participation level at Focal will be effective April 1, 2003 and does not require a new enrollment form.

NEW HIRES

      New employees with VIP participation as part of the hire offer will be eligible effective the first day of the new quarter following effective date of hire. An enrollment sheet must be completed and forwarded to compensation within 30 days of the hire date.

INTERNAL TRANSFERS

      Not-applicable

PROMOTION OUTSIDE FOCAL

      When promoted from a non-eligible pay level to a pay level eligible for VIP, VIP (if elected by the manager when optional) is effective the first day of the new quarter following the promotion effective date. A new enrollment sheet must be completed and forwarded to compensation within 30 days of the promotion date.

PLAN METRICS

      All annual VIP targets are set by executive management, and are subject to change during the plan year.

PLAN CHANGES

      In the event of a material change to an existing plan (to be determined by the Corporate Compensation Committee), the plan administrator will coordinate distribution of new plans and enrollment forms to the affected participants.

REORGANIZATIONS

      The Corporate Compensation Committee will make the final decision regarding plan changes due to reorganizations.

PAYMENT CYCLES

      Quarterly VIP payouts are paid by the end of the proceeding month following the end of the fiscal quarter.



FY2003 Exec VIP Plan                                                      Page 4
                                                                         Rev 4.0
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VIP CALCULATIONS

      Quarterly VIP payouts are calculated based on individual target dollars and achievement of plan objectives. Individual target dollars are determined on an ongoing basis throughout the plan year. If individual base pay or quarterly VIP percentage changes, quarterly target dollars change. The VIP Plan is intended to recognize group performance.

      Calculation Example:

                                                 BASE         VIP                                        TARGET
DATE                    ACTION                   PAY       PERCENTAGE          CALCULATION               DOLLARS
---------           ----------------           -------     ----------          -----------               -------
October 1           Plan Year Begins           100,000        15%              15,000 / 12                 7,500
                                                                               mo. X 6 mo.
April 1             Focal Pay Change           105,000        15%              15,750 / 12                 3,938
                                                                               mo. X 3 mo.
July 1              Promotion                  130,000        25%              32,500 / 12                 8,125
                                                                               mo. X 3 mo.
TOTAL ANNUAL TARGET DOLLARS                                                                              $19,563

      (CERTAIN ONE-TIME CHARGES MAY BE EXCLUDED. THE UNPLANNED FINANCIAL IMPACTS OF ACQUISITIONS AND DIVESTITURES WILL NOT BE INCLUDED FOR THE YEAR IN WHICH THEY WERE ACQUIRED. THE BOARD OF DIRECTORS WILL REVIEW QUARTERLY RESULTS TO ENSURE CONSISTENCY WITH BUSINESS EXPECTATIONS. THE CORPORATE COMPENSATION COMMITTEE WILL REVIEW PAYOUTS ON A SEMI-ANNUAL BASIS).

TERMINATIONS- VOLUNTARY AND INVOLUNTARY

      To be eligible for payout under any FY2003 VIP plan, the participant must be a Virage Logic employee, or an employee of a subsidiary or branch office of Virage Logic Corporation as of the payout date.

      In the event of an employee's death, participation in any VIP plan will continue for 30 days following the date of death, or the end of the plan year, whichever occurs first. Earned prorated VIP payments will be paid to the employee's estate after the end of the quarterly payout schedule.


LEAVES OF ABSENCE-MEDICAL/FAMILY/PERSONAL/SABBATICAL

      Before a personal leave begins, employees must use all accrued PTO hours until depleted. Once PTO hours are depleted, employees will be placed on an unpaid leave status. VIP payout calculations will include time charged to PTO. Quarterly VIP Payouts for employees with leaves of absence less than or equal to 90 days during FY2003 will not be prorated to exclude the leave of absence.

      Quarterly VIP payouts for employees with unpaid leaves of absence over 90 days in duration during FY2003 will be prorated to exclude the entire leave of absence.

COMMUNICATION

      VIP plan participation is communicated to participants by HR and the employees' manager at the beginning of the Plan year. Performance objectives are communicated to participants by the CFO and the Departmental Managers with approval of the CFO, as soon as the annual targets are finalized. The CFO on a quarterly basis communicates updates on progress toward objectives to participants.




FY2003 Exec VIP Plan                                                      Page 5
                                                                         Rev 4.0

EXCEPTIONS

      Unique situations that were not anticipated in this document may require an adjustment to variable compensation. The Corporate Compensation Committee must approve all exceptions.

PLAN AMENDMENTS

      This plan reflects company structure at time of plan approval. Virage Logic reserves the right to amend this plan at any time with reasonable notice.

ROLES

      Corporate Compensation Committee                        Plan Administrator

      Adam Kablanian                                            Leon Bezdikian
      Alex Shubat
      James R. Pekarsky


FY2003 Exec VIP Plan                                                      Page 6
                                                                         Rev 4.0
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SECTION 2:  VARIABLE INCENTIVE PAY PLANS


                         VIRAGE LOGIC EXECUTIVE PAY PLAN



PLAN TYPE:             50% Revenue / 50% Operating Profit

PLAN YEAR:             FY2003

PLAN PURPOSE:          The purpose of the Virage Logic VIP plan is to link
                       employee contributions and company performance.

FY2003 ELIGIBILITY:    Employees in Pay Grades E06 (with managing positions) -
                       E09

PLAN METRIC:           Payout will be determined on achievement of corporate
                       performance as measured by FY2003 planned revenue and operating profit each quarter of the fiscal year.
                       Operating Profit Dollars will be adjusted for unusual accounting items (stock-based compensation charges, re-valuation of warrants, other one-time charges) as directed by the Board of Directors.

REVENUE
PAYOUT TABLE:          Payout is based on the following table. Performance and
                       payout above Plan is capped at 2X. The payout is interpolated; payout will be rounded to the nearest whole percent. Individual quarterly payments will be calculated as follows: (employee's salary paid during the quarter X employee's VIP percentage X payout %).



FY2003 Exec VIP Plan                                                      Page 7
                                                                         Rev 4.0
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PLAN IS CAPPED AT 2X PAYOUT

                                 Qtr. Revenue Targets ($M)
REVENUE AS A % OF            ---------------------------------
   YTD PLAN                  Q1 03   Q2 03     Q3 03     Q4 03     YTD             PAYOUT %
-----------------            -----   -----     -----     -----     ---             --------
    ***                       ***     ***       ***       ***      ***               ***


THE SYMBOL "[***]" IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.



FY2003 Exec VIP Plan                                                      Page 8
                                                                         Rev 4.0

OPERATING PROFIT
PAYOUT TABLE:          Payout is based on the following table. Performance and
                       payout above Plan is capped at 2X. The payout is interpolated; payout will be rounded to the nearest whole percent. Individual quarterly payments will be calculated as follows: (employee's salary paid during the quarter X employee's VIP percentage X payout %).



                        * PLAN IS CAPPED AT 2X PAYOUT

                                 Qtr. Profit Targets ($M)
OPERATING PROFIT AS A        --------------------------------
   % OF YTD PLAN             Q1 03    Q2 03    Q3 03    Q4 03     YTD             Payout %
---------------------        -----    -----    -----    -----     ---             --------
            ***               ***      ***      ***      ***      ***               ***

THE SYMBOL "[***]" IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.



FY2003 Exec VIP Plan                                                      Page 9
                                                                         Rev 4.0

APPENDIX "A"     VIP ENROLLMENT SHEET

                 VIRAGE LOGIC CORPORATION FY2003
                 VARIABLE COMPENSATION ENROLLMENT FORM

(PLEASE CHECK APPROPRIATE BOX)

[ ] ANNUAL ENROLLMENT      [ ] PARTICIPANT NEW TO PLAN

(PLEASE CHECK APPROPRIATE BOX)

[ ] EXECUTIVE VARIABLE INCENTIVE PAY PLAN
[ ]
[ ]

THIS ENROLLMENT FORM IS TO BE USED FOR ALL FY2003 COMPENSATION PLANS FOR THE GROUPS LISTED ABOVE. THIS FORM, COMBINED WITH A COPY OF THE VIRAGE LOGIC FY2003 VARIABLE INCENTIVE PAY PLAN AND A TARGET SUMMARY FROM THE FINANCE DEPARTMENT, PROVIDES THE INFORMATION NECESSARY TO UNDERSTAND THE FY2003 VARIABLE COMPENSATION EARNINGS OPPORTUNITIES.

All plans listed above share common eligibility requirements; see Section 1, Policies and Practices, FY2003 Variable Incentive Pay Plan. Plan specifics are listed in Section 2 of the Plan.

EMPLOYEE NAME:_________________________  LOCATION:______________________________

EMPLOYEE #:  __________________________  MANAGER NAME: _________________________

PLAN # (See Plan)______________________  JOB TITLE:_____________________________

PAY GRADE:_____________________________  DATE OF HIRE:__________________________

ANNUAL ENROLLMENT (FOR EXISTING VIP PARTICIPANT):

Percent participation as of 10-1-02: _______%

NEW PARTICIPANT (FOR NEW HIRE, TRANSFER TO NEW PLAN, NEWLY ELIGIBLE (INCLUDES NEW ON VIP AT FOCAL AND PROMOTED TO VIP DURING YEAR)

Percent Participation: __________________% Effective Date*: ________________

*EFFECTIVE DATE FOR NEW HIRES, TRANSFERS TO NEW PLAN, NEWLY ELIGIBLE (AT FOCAL/PROMO) IS FIRST OF MONTH FOLLOWING EVENT.

I have reviewed a copy of the FY2003 Virage Logic Executive Variable Incentive Pay Plan and understand my participation in the plan and the payout factors/targets that pertain to that plan. I also understand that this Plan is subject to change at the discretion of Virage Logic Corporation.

Employee: _________________________________________   Date:_____________________

Manager:  _________________________________________   Date:_____________________

CEO:  _____________________________________________   Date:_____________________

CFO:  _____________________________________________   Date: ____________________

RETURN COMPLETED FORMS TO HR, TANYA DODGE

FY2003 Exec VIP Plan                                                     Page 10
                                                                         Rev 4.0
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CHANGE RECORD - EXEC VIP PLAN

     VERSION           DATE          DESCRIPTION OF REVISION


FY2003 Exec VIP Plan                                                     Page 11
                                                                         Rev 4.0